UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 August 31, 2005

                                  ADVOCAT INC.
             (Exact name of registrant as specified in its charter)



             Delaware                   001-12996            62-1559667
             --------                   ---------            ----------
(State or other jurisdiction of     (Commission File         (Employer
       incorporation)                    Number)        Identification Number)


         277 Mallory Station Road, Suite 130, Franklin, Tennessee 37067
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                    (Address of principal executive offices)

                                 (615) 771-7575
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              (Registrant's telephone number, including area code)


                                 Not applicable
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.  Other Events.

         On August 31, 2005, Advocat Inc. (the "Company") announced the completion of the previously announced purchase of Briarcliff Health Care Center, a 120-bed skilled nursing facility in Oak Ridge, Tennessee. Under the terms of the agreement, the Company acquired the nursing home for a purchase price of approximately $6.7 million. A press release announcing this purchase is attached as an exhibit hereto.

Item 9.01.  Financial Statements and Exhibits.

         (c) Exhibits

Number    Exhibit
------    --------
99.1      News Release dated August 31, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           ADVOCAT INC.



                                  By:      /s/ L. Glynn Riddle, Jr.
                                           -----------------------------------
                                           L. Glynn Riddle, Jr.
                                           Chief Financial Officer

Date:    August 31, 2005

                                  EXHIBIT INDEX

Number   Exhibit
------   -------
99.1     News Release dated August 31, 2005.